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                                                                    EXHIBIT 10.1

                STANDARD CHARTERED BANK, as Administrative Agent,
                  L/C Issuer and Lender under and as defined in
                 the Reimbursement Agreement (as defined below)
                           1285 Avenue of the Americas
                                New York NY 10019



                                                     Dated as of August 27, 2002


EOTT Energy Operating Limited Partnership
2000 W. Sam Houston Parkway, Suite 400
Houston, Texas 77042

         RE:      LIMITED FORBEARANCE AND FIRST AMENDMENT

Ladies and Gentlemen:

         Reference is hereby made to the Second Amended and Restated Reimbursement, Loan and Security Agreement, dated as of April 23, 2002 (as heretofore amended, supplemented or otherwise modified and in effect on the date hereof, the "REIMBURSEMENT AGREEMENT"), among EOTT ENERGY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT OLP"), EOTT ENERGY CANADA LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT CANADA"), EOTT ENERGY LIQUIDS, L.P., a Delaware limited partnership ("EOTT LIQUIDS"), EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT PIPELINE" and together with EOTT Canada and EOTT Liquids, collectively, the "ADDITIONAL OBLIGORS" and the Additional Obligors together with EOTT OLP on a joint and several basis, "BORROWER"), EOTT ENERGY PARTNERS, L.P., a Delaware limited partnership ("EOTT MLP"), EOTT ENERGY GENERAL PARTNERS, L.L.C., a Delaware limited liability company ("EOTT GP" and together with EOTT MLP, collectively, the "GUARANTORS" and together with EOTT OLP and each of the Additional Obligors, collectively, the "CREDIT PARTIES"), EOTT ENERGY CORP., a Delaware corporation ("EOTT CORP." and together with the Credit Parties, the "ORIGINAL CREDIT PARTIES"), each of the banks or other lending institutions from time to time party thereto (the "LENDERS") and STANDARD CHARTERED BANK, a banking institution organized and existing under the laws of England and Wales ("STANDARD CHARTERED"), as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), and as L/C Issuer. Capitalized terms which are used in this Limited Forbearance and First Amendment (this "AGREEMENT") without definition and which are defined in the Reimbursement Agreement shall have the same meanings herein as in the Reimbursement Agreement, as amended hereby.

         The Credit Parties have informed the Administrative Agent and the Lenders that the Credit Parties have failed to comply with Section 9(o) ("Minimum Consolidated Net Income

(Loss), Minimum Consolidated EBITDA and Minimum Consolidated Net Worth") of the Reimbursement Agreement for the Fiscal Quarter ended June 30, 2002, such failure to comply constituting an Event of Default under Section 10(d) of the Reimbursement Agreement (such Event of Default being herein referred to as the "SPECIFIED DEFAULT").

         The Credit Parties and Standard Chartered have heretofore entered into a Limited Forbearance, dated as of August 13, 2002 (the "ORIGINAL LIMITED FORBEARANCE"), pursuant to which the Lenders and the Administrative Agent have agreed to forbear from exercising their rights and remedies as a result of the occurrence of the Specified Default, for the period commencing on the effective date thereof and ending 5:00 p.m. (New York time) on September 16, 2002.

         The Credit Parties have requested that the Lenders and the Administrative Agent agree to (a) continue to forbear from exercising their rights and remedies as a result of the occurrence of the Specified Default and
(b) amend certain provisions of the Reimbursement Agreement. The Lenders and the Administrative Agent have advised the Credit Parties that they are prepared to agree to (a) extend such forbearance for a limited period and (b) amend such provisions of the Reimbursement Agreement, in each case on the terms and subject to the conditions, and in reliance on the representations and releases, contained herein.

         SECTION 1. LIMITED FORBEARANCE. In consideration of and reliance upon the representations of the Credit Parties contained herein, the Administrative Agent, the L/C Issuer and the Lenders hereby agree to forbear from exercising their contractual, legal and equitable rights and remedies arising as a result of the occurrence of the Specified Default for (but solely for) the period commencing on the Effective Date (as hereinafter defined) and ending 5:00 p.m. (New York time) on October 30, 2002 (the "FORBEARANCE PERIOD"). Such agreement to forbear shall automatically, and without action, notice, demand or any other occurrence, expire on and as of the end of the Forbearance Period. The Administrative Agent, the L/C Issuer and the Lenders hereby expressly reserve their right, at any time after the Forbearance Period, to proceed to enforce any or all of their respective rights and remedies under or in respect of the Credit Documents and applicable law which are available as a result of the occurrence of the Specified Default. The agreement to forbear set forth in this Section 1 shall apply only to the Specified Default. No forbearance with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is agreed to hereby.

         SECTION 2. AMENDMENTS TO REIMBURSEMENT AGREEMENT. (a) Section 9 of the Reimbursement Agreement is hereby amended by adding the following new Section
(q) at the end of Section 9:

         "(q) Limitation on Interest Payments. None of EOTT MLP, EOTT OLP, EOTT Pipeline, EOTT Liquids or EOTT Canada will, and EOTT MLP will cause EOTT Energy Finance Corp., a Delaware corporation, not to, make any interest payment due on October 1, 2002 in respect of any Indebtedness issued pursuant to the EOTT MLP Senior Notes Indenture until November 1, 2002."

         (b) Section 10 of the Reimbursement Agreement is hereby amended by deleting subsection (g) in its entirety and substituting the following therefor:



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         "(g) Any Credit Party shall default in the payment when due of any principal of or interest on any of its other Indebtedness in excess of $1,000,000 in the aggregate (other than Indebtedness the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves with respect thereto are maintained on the books of the Credit Party in accordance with GAAP), or any event specified in any note, agreement, indenture, mortgage, deed of trust, security agreement or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchaser or otherwise), prior to its stated maturity; provided, however, that default in payment of any interest payment due on October 1, 2002 in respect of any Indebtedness issued pursuant to the EOTT MLP Senior Notes Indenture in compliance with Section 9 (q) hereof shall not constitute an Event of Default hereunder."

         (b) Section 10 of the Reimbursement Agreement is hereby further amended by deleting subsection (k) in its entirety and substituting the following therefor:

         "(k) Any Material Adverse Change occurs; provided, however, that default in payment of any interest payment due on October 1, 2002 in respect of any Indebtedness issued pursuant to the EOTT MLP Senior Notes Indenture in compliance with Section 9 (q) hereof shall not constitute a Material Adverse Change."

         SECTION 3. COMMITMENT DURING FORBEARANCE PERIOD. Notwithstanding the occurrence of the Specified Default, during the Forbearance Period, the Administrative Agent, the L/C Issuer and the Lenders agree that Borrower may continue to request and receive, and the Lenders and the L/C Issuer shall make and issue, as applicable, Loans and Letters of Credit, subject to the terms and conditions of the Reimbursement Agreement.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders as follows:

         (a) The representations and warranties of the Credit Parties contained in the Credit Documents (i) were true when made, and (ii) shall be true on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date.

         (b) The execution and delivery by the Credit Parties of this Agreement and the performance by the Credit Parties of all of their agreements and obligations under this Agreement and the Reimbursement Agreement and the other Credit Documents as amended hereby (i) are within the partnership, corporate or limited liability authority, as applicable, of each of the Credit Parties, (ii) have been duly authorized by all necessary partnership, corporate or limited liability proceedings or actions, as applicable, by the Credit Parties and (iii) do not and will not (A) conflict with any provision of (x) any law, (y) the organizational or other charter documents of such Credit Party or (z) any material agreement, judgment, license, order or permit



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applicable to or binding upon such Credit Party (other than the EOTT MLP Senior
Notes Indenture), or (B) result in, or require the creation of any Lien upon any assets or properties of such Credit Party, except as expressly contemplated in the Credit Documents.

         (c) This Agreement, the Reimbursement Agreement, as amended hereby, and the other Credit Documents to which the Credit Parties are a party constitute legal, valid and binding obligations of such Credit Party, enforceable in accordance with their respective terms except as such enforcement may be limited by bankruptcy insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

         (d) Other than the Specified Default, no Default or Event of Default exists on the date hereof.

         SECTION 5. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective on the date (the "Effective Date") that the Administrative Agent shall have received duly executed counterparts of this Agreement, which, when taken together, bear the authorized signatures of each of the parties hereto.

         SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         SECTION 7. EXPENSES. The Credit Parties shall pay all reasonable out-of-pocket expenses (including, without limitation, reasonable legal fees and expenses) incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Agreement.

         SECTION 8. RELEASE. Each of the Credit Parties and each of their respective affiliates, subsidiaries, successors, assigns, employees, agents and attorneys (collectively, the "Releasors"), hereby release and forever discharge each of the Administrative Agent, L/C Issuer and each Lender, and each of their respective parents, subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, together with the Administrative Agent and the Lenders, the "Lender Affiliates"), of and from any and all manner of action and actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, against any of the Lender Affiliates which any Releasor ever had or now has on the date hereof upon or by reason of any manner, cause, causes or thing whatsoever, whether presently existing, suspected or unsuspected, known or unknown, fixed or contingent, direct or indirect, contemplated or anticipated, arising out of or in connection with the Reimbursement Agreement.

         SECTION 9. MISCELLANEOUS. From and after the date hereof, this Agreement shall be deemed a Credit Document for all purposes of the Reimbursement Agreement and the other Credit Documents and each reference to Credit Documents in the Reimbursement Agreement and the other Credit Documents shall be deemed to include this Agreement. Except as expressly provided herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute



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an agreement to forbear or otherwise affect any rights or remedies of the
Administrative Agent or the Lenders in respect of the Reimbursement Agreement or the other Credit Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Reimbursement Agreement or any of the other Credit Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. This Agreement amends and restates the Original Limited Forbearance in its entirety.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officer, all as of the date first above written.

                                       EOTT ENERGY OPERATING LIMITED
                                       PARTNERSHIP,
                                       as a Borrower Party and as the Borrower
                                       Representative

                                       By:  EOTT ENERGY GENERAL PARTNER,
                                            L.L.C., its General Partner

                                            By: /s/ Lawrence Clayton         mms
                                               ---------------------------------
                                               Name: Lawrence Clayton
                                               Title: CFO & Sr. V.P.

                                       EOTT ENERGY CANADA LIMITED
                                       PARTNERSHIP,
                                       as a Borrower Party

                                       By:  EOTT ENERGY GENERAL PARTNER,
                                            L.L.C., its General Partner

                                            By: /s/ Lawrence Clayton         mms
                                               ---------------------------------
                                               Name: Lawrence Clayton
                                               Title: CFO & Sr. V.P.

                                       EOTT ENERGY LIQUIDS, L.P.,
                                       as a Borrower Party

                                       By:  EOTT ENERGY GENERAL PARTNER,
                                            L.L.C., its General Partner

                                            By: /s/ Lawrence Clayton         mms
                                               ---------------------------------
                                               Name: Lawrence Clayton
                                               Title: CFO & Sr. V.P.



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                                       EOTT ENERGY PIPELINE LIMITED
                                       PARTNERSHIP,
                                       as a Borrower Party

                                       By:  EOTT ENERGY GENERAL PARTNER,
                                            L.L.C., its General Partner

                                            By: /s/ Lawrence Clayton         mms
                                               ---------------------------------
                                               Name: Lawrence Clayton
                                               Title: CFO & Sr. V.P.


                                       EOTT ENERGY PARTNERS, L.P.,
                                       as a Guarantor

                                       By:  EOTT ENERGY CORP., its General
                                            Partner


                                            By: /s/ Lawrence Clayton
                                               ---------------------------------
                                               Name: Lawrence Clayton
                                               Title: CFO & Sr. V.P.


                                       EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                       as a Guarantor


                                            By: /s/ Lawrence Clayton
                                               ---------------------------------
                                               Name: Lawrence Clayton
                                               Title: CFO & Sr. V.P.


                                       STANDARD CHARTERED BANK,
                                       an Administrative Agent, L/C Issuer and
                                       Lender


                                            By: /s/ N. McCauley
                                               ---------------------------------
                                               Name: N. McCauley
                                               Title: Regional Head ASAM

                                            By: /s/ R. C. Munro
                                               ---------------------------------
                                               Name: R. C. Munro
                                               Title: Senior Vice President



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